                              HERMAN MILLER, INC.

                    KEY EXECUTIVE DEFERRED COMPENSATION PLAN


     1. PURPOSE.

     The purposes of the Herman Miller Key Executive Deferred Compensation Plan (the "Plan") are (i) to provide key executives of Herman Miller, Inc. or any of its affiliates or subsidiaries (the "Company") the opportunity to acquire an equity interest in the Company, (ii) to attract and retain well-qualified individuals, and (iii) to align the interests of management and the shareholders of the Company. The Plan shall permit employees selected by the Committee, in the manner set forth in Section 3 of the Plan, to participate in the Plan ("Participants") to defer receipt of all or a portion of the Participant's EVA Cash Incentive. A Participant's interest under the Plan shall be expressed in Stock Units equivalent to shares of the Company's Common Stock, par value $.20 per share ("Shares"). The Plan may be adopted by any of the Company's affiliates or subsidiaries with the consent of the Board of Directors of the Company (the "Board").

     2. TERM AND PLAN YEAR.

     The Plan shall be effective when adopted by the Board. The Plan shall remain in effect until terminated by the Board. The issuance of Shares under the Plan may be conditioned upon the effectiveness of a registration statement covering the Shares. The Plan Year shall be the period beginning on the first day of the Company's fiscal year and ending on the last day of its fiscal year.

     3. ELIGIBILITY AND PARTICIPATION.

     Within 15 days after the Plan becomes effective and annually thereafter, on or before the thirtieth (30th) day preceding the first day of each Plan Year, the Executive Compensation Committee of the Board (the "Committee") will determine those key executives who are eligible to become Participants. At the same time, the Committee will establish the limits which shall apply to each Participant's participation (the "Limits"). These Limits shall be: (i) the maximum percentage of the EVA Cash Incentive which may be deferred by each Participant; (ii) the maximum amount of EVA Cash Incentive which will be subject to a Premium Percentage for each Participant; and, (iii) the amount of the Premium Percentage for each Participant. An eligible key executive will become a Participant by submitting a Deferral Election within 30 days after the Plan becomes effective and thereafter prior to the first day of the Plan Year. A key employee's eligibility to submit a Deferral Election, and the annual Limits shall not carry over from year to year. Each key executive must have his or her eligibility to submit a Deferral Election and the Limits determined annually by the Committee.

     4.    DEFERRAL OF EVA CASH INCENTIVE.

           (a) DEFERRAL ELECTIONS: Subject to the Limits established by the Committee, each eligible key executive may elect to defer the payment of all or part of any EVA Cash Incentive which otherwise would be paid for a Plan Year. The Deferral Elections (i) must be in writing, (ii) must designate the percentage (not less than 15%) of the EVA Cash Incentive to be deferred for the Plan Year (the "Deferral Percentage"), (iii) must specify the year of payment, and (iv) must designate the type of payment in accordance with Section 7 ("Payment Election"). The Deferral Percentage may change from Plan

      Year to Plan Year; however, the Deferral Percentage for a particular Plan Year may not be changed after the beginning of the Plan Year to which the election relates. The Payment Election may be changed, but not later than 24 months prior to the date the payment is to commence. Except in the initial year of the Plan, each Deferral Election must be received by the Committee prior to the first day of the Plan Year for which the EVA Cash Incentive will be paid. Provided that the key executive is again determined to be eligible to participate with identical participation Limits, a Deferral Election will continue in effect for subsequent Plan Years unless the Deferral Percentage is changed or revoked, in writing, on or before the first day of the next Plan Year.

           (b) CREDITING DEFERRAL AMOUNTS TO ACCOUNTS: Amounts deferred pursuant to Section 4(a) ("Deferrals") shall be credited in Stock Units as of the last day of the month in which such amount would have been paid in cash to a bookkeeping reserve account maintained by the Company ("Stock Unit Account"). The Stock Unit Account shall consist of a Basic Account and a Premium Account. The number of Stock Units credited to a Participant's Basic Account shall equal one hundred percent (100%) of the Deferral, divided by the Fair Market Value (as defined in Section 10 hereof) of a Share on the last day of the month in which such Deferral would have been paid but for the Deferral Election pursuant to Section 4(a). The number of Stock Units credited to a Participant's Premium Account shall equal the Premium Percentage applicable to the Participant, multiplied by the Deferral, divided by the Fair Market Value of a Share on the last day of the month in which such Deferral would have been paid but for the Deferral Election pursuant to Section 4(a). Such calculations shall be carried to three decimal places.

           (c) The value of the Stock Units credited to the Participant's Stock Unit Account shall constitute the Participant's entire benefit under this Plan.

      5.   ADDITIONS TO DEFERRED ACCOUNTS.

     As of each dividend payment date, with respect to Shares, there shall be credited to each Participant's Stock Unit Account certain Dividend Units which will be an additional number of Stock Units equal to (i) the per-share dividend payable with respect to a Share on such date multiplied by (ii) the number of Stock Units held in the Stock Unit Account as of the close of business on the first business day prior to such dividend payment date and, if the dividend is payable in cash or property other than Shares, divided by (iii) the Fair Market Value of a Share on such business day. For purposes of this Section 5, the term dividend shall include all dividends, whether normal or special, and whether payable in cash, Shares or other property. The calculation of additional Stock Units shall be carried to three decimal places.

     6.    VESTING OF ACCOUNTS.

           (a) BASIC ACCOUNTS: All Stock Units credited to a Participant's Basic Account (and the Dividend Units attributable thereto) pursuant to this Plan shall be at all times fully vested and nonforfeitable.

           (b) PREMIUM ACCOUNTS: All Stock Units credited to a Participant's Premium Account pursuant to this Plan (and the Dividend Units attributable thereto) shall become thirty-three and one-third percent (33 1/3%) vested and nonforfeitable on the first day of the Plan Year next following the date the Stock Units are credited to the Participant's Premium Account, provided that the Participant is then an employee of the Company's Premium Account. An additional thirty-three and one third percent (33 1/3%) will become vested and nonforfeitable on the first day of each Plan Year thereafter, provided that the Participant is then an employee of the Company. In the event that the Participant dies, becomes disabled, retires at the normal retirement age (determined by the Committee) or terminates employment for any reason within twenty-four (24) months following a Change of Control (as defined in the Company's Plan for Severance Compensation After Hostile Takeover, as Amended and Restated), all unvested Stock Units and Dividend Units will immediately become one hundred percent (100%) vested and nonforfeitable. Additionally, the Committee, in its sole discretion, may accelerate a Participant's vested percentage if it determines that such action would be in the best interest of the Company.

     7.    PAYMENT OF ACCOUNTS.

           (a) TIME OF DISTRIBUTION: Payment of the vested Stock Units to a Participant shall commence in January of the year of payment specified by the Participant in the Deferral Election. In the event of the death of the Participant before the Participant's Stock Unit Account has been fully distributed, an immediate lump sum distribution of the Stock Unit Account shall be made to the Participant's Beneficiary or Beneficiaries in the proportions designated by such Participant.

           (b) FORM OF DISTRIBUTION: The total number of vested whole Stock Units in a Participant's Stock Unit Account shall be paid to the Participant in an equal number of whole Shares. If installment payments are elected, the number of Shares to be paid shall be determined initially by dividing the number of vested Stock Units in the Stock Unit Account by the number of installment payments to be paid rounded to the nearest number of whole Stock Units; each subsequent installment payment shall be determined by dividing the number of then vested Stock Units remaining in the Stock Unit Account by the number of installments remaining to be paid and rounding to the nearest number of whole Stock Units. The Company shall issue and deliver to the Participant Share certificates for payment of Stock Units as soon as practicable following the date on which the Stock Units, or any portion thereof, become payable.

           (c) TYPE OF DISTRIBUTION: Distributions will be made from the Stock Unit Account of a Participant in whichever of the following methods the Participant elects at the time of the deferral election:

               (ii) A single sum.

               (iii) Annual installments over a period not to exceed 10
             years, as the Participant shall elect.

           If all or any portion of the Stock Unit Account is to be distributed in installments, the portion of the Participant's Stock Unit Account being held for future distribution shall continue to be credited with additional Dividend Units as provided in Section 5.

     8. SHARES SUBJECT TO THE PLAN.

     Shares that may be issued under the Plan shall be acquired by the Company in open-market transactions, consistent with all applicable rules and regulations regarding the repurchase of securities.

     9. ADJUSTMENTS AND REORGANIZATION.

     In the event of any stock dividend, stock split, combination or exchange of Shares, merger, consolidation, spin-off, recapitalization or other distribution (other than normal cash dividends) of Company assets to shareholders, or any other change affecting Shares or the price of Shares, such proportionate adjustments, if any, as the Committee in its sole discretion may deem appropriate to reflect such change shall be made with respect to the aggregate number of Shares that may be issued under the Plan, and each Stock Unit or Dividend Unit held in the Stock Unit Accounts. Any adjustments described in the preceding sentence shall be carried to three decimal places.

     10. FAIR MARKET VALUE.

     Fair Market Value of a Share for all purposes under the Plan shall mean, for any particular date, (i) for any period during which the Share shall be listed for trading on a national securities exchange or the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), the closing price per Share on such exchange or the NASDAQ as of the close of such trading day or (ii) for any period during which the Share shall not be listed for trading on a national securities exchange or NASDAQ, the market price per Share as determined by a qualified appraiser selected by the Board. If Fair Market Value is to be determined on a day when the markets are not open, Fair Market Value on that day shall be the Fair Market Value on the most recent preceding day when the markets were open.

     11.   TERMINATION OR AMENDMENT OF PLAN.

           (a) IN GENERAL: The Board may, at any time by resolution, terminate, suspend or amend this Plan. If the Plan is terminated by the Board, no deferrals may be credited after the effective date of such termination, but previously credited Stock Units and Dividend Units shall remain in effect in accordance with the terms and conditions of the Plan.

           (b) WRITTEN CONSENTS: No amendment may adversely affect the right of any Participant to have Dividend Units credited to a Stock Unit Account or to receive any Shares pursuant to the payout of such accounts, unless such Participant consents in writing to such amendment.

     12.   COMPLIANCE WITH LAWS.

           (a) The obligations of the Company to issue any Shares under this Plan shall be subject to all applicable laws, rules and regulations and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Board.

           (b) Subject to the provisions of Section 11, the Board may take such changes in the design and administration of this Plan as may be necessary or appropriate to comply with the rules and regulations of any government authority.

     13. MISCELLANEOUS.

           (a) UNFUNDED PLAN: Nothing contained in this Plan and no action taken pursuant to the provisions hereof shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and Participant, the Participant's designee or any other person. The Plan shall be unfunded with respect to the Company's obligation to pay any amounts due, and a Participant's rights to receive any payment with respect to any Stock Unit Account shall be not greater than the rights of an unsecured general creditor of the Company.

           The Company may establish a Rabbi Trust to accumulate Shares to fund the obligations of the Company pursuant to this Plan. Payment from the Rabbi Trust of amounts due under the terms of this Plan shall satisfy the obligation of the Company to make such payment. In no event shall any Participant be entitled to receive payment of an amount from the Company that the Participant received from the Rabbi Trust.

           (b) ASSIGNMENT; ENCUMBRANCES: The right to have amounts credit to a Stock Unit Account and the right to receive payment with respect to such Stock Unit Account under this Plan are not assignable or transferable and shall not be subject to any encumbrances, liens, pledges, or charges of the Participant or to claims of the Participant's creditors. Any attempt to assign, transfer, hypothecate or attach any rights with respect to or derived from any Stock Unit shall be null and void and of no force and effect whatsoever.

           (c) DESIGNATION OF BENEFICIARIES: A Participant may designate in writing a beneficiary or beneficiaries to receive any distribution under the Plan which is made after the Participant's death; provided, however, that if at the time any such distribution is due, there is no designation of a beneficiary in force or if any person (other than a trustee or trustees) as to whom a beneficiary designation was in force at the time of such Participant's death shall have died before the payment became due and the Participant has failed to provide such beneficiary designation for any person or persons to take in lieu of such deceased person, the person or persons entitled to receive such distribution (or part thereof, as the case may be) shall be the participant's executor or administrator.

           (d) ADMINISTRATION: The Committee shall administer the Plan, including the adoption of rules or the preparation of forms to be used in its operation, and to interpret and apply the provisions hereof as well as any rules which it may adopt. In addition, the Committee may appoint other individuals, firms or organizations to act as agent of the Company carrying out administrative duties under the Plan. Except as may be provided in a Rabbi Trust, the decisions of the Committee, including, but not limited to, interpretations and determinations of amounts due under this Plan, shall be final and binding on all parties.

           (e) GOVERNING LAW: The validity, construction and effect of the Plan and any actions taken or relating to the Plan, shall be determined in accordance with the laws of the State of Michigan without regard to its conflict of law rules, and applicable federal law.

           (f) RIGHTS AS A SHAREHOLDER: A Participant shall have no rights as a stockholder with respect to a Stock Unit until the Participant actually becomes a holder of record of Shares distributed with respect thereto.

           (h) NOTICES: All notices or other communications made or given pursuant to this Plan shall be in writing and shall be sufficiently made or given if hand delivered, or if mailed by certified mail, addressed to the Participant at the address contained in the records of the Company or to the Company at its principal office, as applicable.

                        DEFERRED COMPENSATION AGREEMENT


     THIS AGREEMENT is made and entered into this__________day of_____
, 1997, by and between HERMAN MILLER, INC., a Michigan corporation (the "Company"), and ________________________________________________________
________________________, an employee of the Company ("Employee").

                                   WITNESSETH

     A. The Committee of the Company's Key Executive Deferred Compensation Plan (the "Plan") has determined that Employee is eligible to be a Participant in the Plan. Employee has elected to participate in the Plan and has submitted a Deferral Election, a copy of which is attached to this Agreement as Appendix I.

     B. Pursuant and subject to the terms and conditions of the Plan, the terms of Employee's Deferral Election and the Limits applicable to Employee's participation in the Plan (attached as Appendix II to this Agreement), the Company and Employee have agreed upon the deferral of certain compensation payable by the Company to Employee and desire to set forth that understanding fully and completely in writing.

     NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth, the Company and Employee agree:

     1. DEFERRAL OF EVA CASH INCENTIVE. Employee agrees to defer that percentage of EVA Cash Incentive, otherwise payable by the Company, at the rate set forth in the attached Deferral Election applicable to the Plan Year designated in the Deferral Election (the "Deferral Percentage"). The amount of Employee's EVA Cash Incentive for a Plan Year, multiplied by the prevailing Deferral Percentage for that Plan Year, constitutes the Deferred Cash Amount. The Deferral Percentage may not be changed after the beginning of the Plan Year to which the election relates, and the Deferral Percentage may not be for less than 15% of that year's EVA Cash Incentive.

     2. CREDITING DEFERRAL AMOUNTS TO ACCOUNTS. The Company shall credit the Deferred Cash Amounts in Stock Units, as of the last day of the month in which such Deferred Cash Amount would have been paid in cash, to a bookkeeping reserve account maintained by the Company ("Stock Unit Account"). The Stock Unit Account shall include a Basic Account and a Premium Account.

           (a) BASIC ACCOUNT. The number of Stock Units credited to Employee's Basic Account shall equal one hundred percent (100%) of the Deferred Cash Amount, divided by the Fair Market Value (as defined in Paragraph 7 hereof) of a Share on the last day of the month in which such deferral amount would have been paid but for the Deferral Election.
           (b) PREMIUM ACCOUNT. The number of Stock Units credited to Employee's Premium Account shall equal the Premium Percentage (as designated in Appendix II) applicable to Employee, multiplied by the Deferred Cash Amount (subject to the maximum amount of EVA Cash Incentive that is subject to a Premium Percentage, as specified in Appendix II), divided by the Fair Market Value of a Share on the last day of the month in which such deferral amount would have been paid but for the Deferral Election.

           Such calculations shall be carried to three decimal places. The value of the Stock Units credited to Employee's Stock Unit Account shall constitute Employee's entire benefit under the Plan.

     3. ADDITIONS TO DEFERRED ACCOUNTS. As of each dividend payment date with respect to Shares, Dividend Units shall be credited to Employee's
Stock Unit Account equal to (i) the per-share Dividend payable with respect to a Share on such date, multiplied by (ii) the number of Stock Units held in the Stock Unit Account as of the close of business on the first business day prior to such Dividend payment date and, if the Dividend is payable in cash or property other than Shares, divided by (iii) the Fair Market Value of a Share on such business day. For purposes of this Agreement, "Dividend" shall include all dividends, whether normal or special, and whether payable in cash, Shares or other property. The calculation of Dividend Units shall be carried to three decimal places.

     4.    VESTING OF ACCOUNTS.

           (a) BASIC ACCOUNT VESTING. All Stock Units credited to Employee's Basic Account (and the Dividend Units attributable thereto) shall be at all times fully vested and nonforfeitable.

           (b) PREMIUM ACCOUNT VESTING. Commencing on the first day of the Plan Year immediately following the Plan Year for which Stock Units are credited to Employee's Premium Account ("Initial Vesting Date") and on the first and second anniversary of the Initial Vesting Date (each a "Vesting Date"), all Stock Units credited to Employee's Premium Account (and the Dividend Units attributable thereto) shall become thirty-three and one-third percent (33 1/3%) vested and nonforfeitable, provided that Employee is employed by the Company as of the applicable Vesting Date.
      In the event that Employee dies, becomes disabled, retires at the normal retirement age specified in the Company's qualified retirement plan or terminates employment for any reason within twenty-four (24) months following a Change of Control (as defined in the Plan), all unvested Stock Units and Dividend Units will immediately become one hundred percent (100%) vested and nonforfeitable. Additionally, the Committee, in its sole discretion, may accelerate an Employee's vested percent if it determines that such action would be in the best interest of the Company.

     5.    PAYMENT OF ACCOUNTS.

           (a) TIME OF DISTRIBUTION. Payment of the vested Stock Units to Employee shall commence in January of the year of payment specified in the Deferral Election. In the event of the death of Employee before the Stock Unit Account has been fully distributed, an immediate lump sum distribution of the Stock Unit Account shall be made to Employee's Beneficiary or Beneficiaries in the proportions designated by Employee.

           (b) FORM OF DISTRIBUTION: The total number of vested whole Stock Units in Employee's Stock Unit Account shall be paid to Employee in an equal number of whole Shares. If installment payments are elected in Employee's Deferral Election, the number of Shares to be paid shall be determined initially by dividing the number of vested Stock Units in the Stock Unit Account by the number of installment payments to be paid, rounded to the nearest number of whole Stock Units; each subsequent installment payment shall be determined by dividing the number of then vested Stock Units remaining in the Stock Unit Account by the number of installments remaining to be paid and rounding to the nearest number of whole Stock Units. The Company shall issue and deliver to Employee Share certificates for payment of Stock Units as soon as practicable following the date on which the Stock Units, or any portion thereof, become payable. If all or any portion of the Stock Unit Account is to be distributed in installments, the portion of Employee's Stock Unit Account being held for future distribution shall continue to be credited with additional Dividend Units as provided in Paragraph 3 of this Agreement.

      6. ADJUSTMENTS AND REORGANIZATION. In the event of any stock dividend, stock split, combination or exchange of Shares, merger, consolidation, spin-off, recapitalization or other distribution (other than normal cash Dividends) of Company assets to shareholders, or any other change affecting Shares or the price of Shares, such proportionate adjustments, if any, as the Committee in its sole discretion may deem appropriate to reflect such change shall be made with respect to each Stock Unit or Dividend Unit held in the Stock Unit Accounts. Any adjustments described in the preceding sentence shall be carried to three decimal places.

      7. FAIR MARKET VALUE. Fair Market Value of a Share for all purposes under the Plan and this Agreement shall mean, for any particular date, (i) for any period during which the Shares shall be listed for trading on a national securities exchange or the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), the closing price per Share on such exchange or the NASDAQ as of the close of such trading day, or (ii) for any period during which the Shares shall not be listed for trading on a national securities exchange or NASDAQ, the market price per Share as determined by a qualified appraiser selected by the Board. If Fair Market Value is to be determined on a day when the markets are not open, Fair Market Value on that day shall be the Fair Market Value on the most recent preceding day when the markets were open.

      8. COMPLIANCE WITH LAWS. The obligations of the Company to issue Shares under the Plan shall be subject to all applicable laws, rules and regulations and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Board. Subject to the provisions of
Section 11 of the Plan, the Board may take such changes in the design and administration of this Plan as may be necessary or appropriate to comply with the rules and regulations of any government authority.

      9. SUBJECT TO PLAN. This Agreement is subject to the terms and provisions of the Plan, as amended from time to time, to which reference is made. The terms defined in this Agreement shall have the meanings set forth in the Plan or in this Agreement. If any inconsistency exists between the provisions of this Agreement and the Plan, the Plan shall govern.

      10.  MISCELLANEOUS.

           (a) UNFUNDED PLAN. Nothing contained in this Agreement or the Plan and no action taken pursuant to the provisions of the Agreement or the Plan shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and Employee, the Employee's designee or any other person. The Plan shall be unfunded with respect to the Company's obligation to pay any amounts due, and Employee's rights to receive any payment with respect to any Stock Unit Account shall be not greater than the rights of an unsecured general creditor of the Company. The Company may establish a Rabbi Trust to accumulate Shares to fund the obligations of the Company pursuant to this Agreement and the Plan.

           (b) ASSIGNMENT; ENCUMBRANCES. The right to have amounts credited to a Stock Unit Account and the right to receive payment with respect to such Stock Unit Account under this Agreement shall not be assignable or transferable and shall not be subject to any encumbrances, liens, pledges, or charges of Employee or to claims of Employee's creditors. Any attempt to assign, transfer, hypothecate or attach any rights with respect to or derived from any Stock Unit or Shares held in a Stock Unit Account shall be null and void and of no force and effect whatsoever.

           (c) DESIGNATION OF BENEFICIARIES. Employee may designate in writing a beneficiary or beneficiaries to receive any distribution under this Agreement and the Plan which is made after Employee's death; provided, however, that if at the time any such distribution is due, there is no designation of a beneficiary in force or if any person (other than a trustee or trustees) as to whom a beneficiary designation was in force at the time of Employee's death shall have died before the payment became due and Employee has failed to provide such beneficiary designation for any person or persons to take in lieu of such deceased person, the person or persons entitled to receive such distribution (or part thereof, as the case may be) shall be the Employee's executor or administrator.

           (d) GOVERNING LAW; AMENDMENT. The validity, construction and effect of this Agreement shall be determined in accordance with the laws of the State of Michigan without regard to its conflict of law rules and applicable federal law. This Agreement may not be amended except by written instrument signed by Employee and the Company.

           (e) RIGHTS AS A SHAREHOLDER. Employee shall have no rights as a shareholder with respect to a Stock Unit until Employee actually becomes a holder of record of Shares distributed with respect thereto.

           (f) NOTICES. All notices or other communications made or given pursuant to this Agreement shall be in writing and shall be sufficiently made or given if hand delivered, or if mailed by certified mail, addressed to Employee at the address contained in the records of the Company or to the Company at its principal office, as applicable.

     IN WITNESS WHEREOF, this Agreement has been executed the date first written above.

                                     EMPLOYEE: _____________________________

                                     _______________________________________
                                              (SIGNATURE)

                                     HERMAN MILLER, INC.


                                     BY ____________________________________

                                     ITS ____________________________________

                               DEFERRAL ELECTION
                          FOR THE HERMAN MILLER, INC.
             KEY EXECUTIVE DEFERRED COMPENSATION PLAN (THE "PLAN")


     The undersigned employee ("Employee") hereby elects the following, pursuant to the terms of the attached Agreement and the Plan:

     1. Deferral Percentage. The following percentage of my EVA Cash Incentive ("Deferred Percentage"), for the Plan Year specified below, shall be deferred and paid in accordance with the Agreement and the Plan: 50% (NOT LESS THAN 15%).

     2. Plan Year.  This Deferral Election shall apply to the year ending:
1997, ("Plan Year") and each subsequent Plan Year, unless this Deferral Election is modified or revoked, in writing. No modification or revocation shall be effective for a Plan Year after the first day of that Plan Year.

     3. Year of Payment. Payment of my Stock Unit Account shall commence in January of 2011.

     4. Type of Payment. Payment of my Stock Unit Account shall be made as follows (check one):

         a.  Lump Sum
     ---
      x  b.  Annual Installments over a period of 5 years (not to exceed 10).
     ---


Dated: February 28, 1997                EMPLOYEE: Michael A. Volkema


                                        ----------------------------
                                                 (signature)








                                   APPENDIX I

                              PARTICIPATION LIMITS

                     THE HERMAN MILLER, INC. KEY EXECUTIVE
                           DEFERRED COMPENSATION PLAN


     The following Limits shall apply to Employee's Deferral Election and the attached Agreement:




      1.  Maximum Deferral Percentage.  The Maximum Percentage of EVA
          Cash Incentive which may be deferred by Employee:                         100%

      2.  Maximum Amount Subject to Premium Percentage.  The Maximum
          Amount of EVA Cash Incentive that shall be subject to the Premium
          Percentage:                                                                50%

     3.   Premium Percentage.                                                        30%






                                  APPENDIX II

                               DEFERRAL ELECTION
                          FOR THE HERMAN MILLER, INC.
             KEY EXECUTIVE DEFERRED COMPENSATION PLAN (THE "PLAN")


     The undersigned employee ("Employee") hereby elects the following, pursuant to the terms of the attached Agreement and the Plan:

     1. Deferral Percentage. The following percentage of my EVA Cash Incentive ("Deferred Percentage"), for the Plan Year specified below, shall be deferred and paid in accordance with the Agreement and the Plan: 50% (NOT LESS THAN 15%).

     2. Plan Year.  This Deferral Election shall apply to the year ending:
1997, ("Plan Year") and each subsequent Plan Year, unless this Deferral Election is modified or revoked, in writing. No modification or revocation shall be effective for a Plan Year after the first day of that Plan Year.

     3. Year of Payment. Payment of my Stock Unit Account shall commence in January of 2011.

     4. Type of Payment. Payment of my Stock Unit Account shall be made as follows (check one):

     x  a.  Lump Sum
    ---
        b.  Annual Installments over a period of     year(s) (not to exceed 10).
    ---                                         -----


Dated: February 28, 1997                       EMPLOYEE: Brian C. Walker

                                              ----------------------------
                                                     (signature)








                                   APPENDIX I

                              PARTICIPATION LIMITS

                     THE HERMAN MILLER, INC. KEY EXECUTIVE
                           DEFERRED COMPENSATION PLAN


      The following Limits shall apply to Employee's Deferral Election and the attached Agreement:

      1.   Maximum Deferral Percentage.  The Maximum Percentage of EVA
           Cash Incentive which may be deferred by Employee:                      100%

      2.   Maximum Amount Subject to Premium Percentage.  The Maximum
           Amount of EVA Cash Incentive that shall be subject to the Premium
           Percentage:                                                             50%

      3.   Premium Percentage                                                      30%





                                  APPENDIX II

                               DEFERRAL ELECTION
                          FOR THE HERMAN MILLER, INC.
             KEY EXECUTIVE DEFERRED COMPENSATION PLAN (THE "PLAN")


     The undersigned employee ("Employee") hereby elects the following, pursuant to the terms of the attached Agreement and the Plan:

     1. Deferral Percentage. The following percentage of my EVA Cash Incentive ("Deferred Percentage"), for the Plan Year specified below, shall be deferred and paid in accordance with the Agreement and the Plan: 50% (NOT LESS THAN 15%).

     2. Plan Year.  This Deferral Election shall apply to the year ending:
1997, ("Plan Year") and each subsequent Plan Year, unless this Deferral Election is modified or revoked, in writing. No modification or revocation shall be effective for a Plan Year after the first day of that Plan Year.

     3. Year of Payment. Payment of my Stock Unit Account shall commence in January of 2003.

     4. Type of Payment. Payment of my Stock Unit Account shall be made as follows (check one):

     x  a.  Lump Sum
    ---
        b.  Annual Installments over a period of     year(s) (not to exceed 10).
    ---                                         -----


Dated: February 28, 1997                    EMPLOYEE: Christopher A. Norman

                                            -------------------------------
                                                    (signature)









                                   APPENDIX I

                              PARTICIPATION LIMITS

                     THE HERMAN MILLER, INC. KEY EXECUTIVE
                           DEFERRED COMPENSATION PLAN


     The following Limits shall apply to Employee's Deferral Election and the attached Agreement:



      1.  Maximum Deferral Percentage.  The Maximum Percentage of EVA
          Cash Incentive which may be deferred by Employee:                     100%

      2.  Maximum Amount Subject to Premium Percentage.  The Maximum
          Amount of EVA Cash Incentive that shall be subject to the Premium
          Percentage:                                                            50%

      3.  Premium Percentage.                                                    30%




                                  APPENDIX II

                               DEFERRAL ELECTION
                          FOR THE HERMAN MILLER, INC.
             KEY EXECUTIVE DEFERRED COMPENSATION PLAN (THE "PLAN")


     The undersigned employee ("Employee") hereby elects the following, pursuant to the terms of the attached Agreement and the Plan:

     1. Deferral Percentage. The following percentage of my EVA Cash Incentive ("Deferred Percentage"), for the Plan Year specified below, shall be deferred and paid in accordance with the Agreement and the Plan: 50% (NOT LESS THAN 15%).

     2. Plan Year.  This Deferral Election shall apply to the year ending:
1997, ("Plan Year") and each subsequent Plan Year, unless this Deferral Election is modified or revoked, in writing. No modification or revocation shall be effective for a Plan Year after the first day of that Plan Year.

     3. Year of Payment. Payment of my Stock Unit Account shall commence in January of 2002.

     4. Type of Payment. Payment of my Stock Unit Account shall be made as follows (check one):

        x   a.  Lump Sum
       ---
            b.  Annual Installments over a period of     year(s) (not to
       ---      exceed 10).                         -----



Dated: February 28, 1997                  EMPLOYEE: Gary S. Miller

                                          -------------------------
                                                (signature)






                                   APPENDIX I

                              PARTICIPATION LIMITS

                     THE HERMAN MILLER, INC. KEY EXECUTIVE
                           DEFERRED COMPENSATION PLAN


     The following Limits shall apply to Employee's Deferral Election and the attached Agreement:


      1.   Maximum Deferral Percentage.  The Maximum Percentage of EVA
           Cash Incentive which may be deferred by Employee:                       100%

      2.   Maximum Amount Subject to Premium Percentage.  The Maximum
           Amount of EVA Cash Incentive that shall be subject to the Premium
           Percentage:                                                             50%

      3.   Premium Percentage.                                                     30%





                                  APPENDIX II

                               DEFERRAL ELECTION
                          FOR THE HERMAN MILLER, INC.
             KEY EXECUTIVE DEFERRED COMPENSATION PLAN (THE "PLAN")


     The undersigned employee ("Employee") hereby elects the following, pursuant to the terms of the attached Agreement and the Plan:

     1. Deferral Percentage. The following percentage of my EVA Cash Incentive ("Deferred Percentage"), for the Plan Year specified below, shall be deferred and paid in accordance with the Agreement and the Plan: 50% (NOT LESS THAN 15%).

     2. Plan Year.  This Deferral Election shall apply to the year ending:
1997, ("Plan Year") and each subsequent Plan Year, unless this Deferral Election is modified or revoked, in writing. No modification or revocation shall be effective for a Plan Year after the first day of that Plan Year.

     3. Year of Payment. Payment of my Stock Unit Account shall commence in January of 2010.

     4. Type of Payment. Payment of my Stock Unit Account shall be made as follows (check one):

            a.  Lump Sum
       ---
        x   b.  Annual Installments over a period of 4 years (not to exceed 10).
       ---

Dated: February 28, 1997                     EMPLOYEE: Andrew C. McGregor

                                             -----------------------------
                                                    (signature)







                                   APPENDIX I

                              PARTICIPATION LIMITS

                     THE HERMAN MILLER, INC. KEY EXECUTIVE
                           DEFERRED COMPENSATION PLAN


     The following Limits shall apply to Employee's Deferral Election and the attached Agreement:

      1.   Maximum Deferral Percentage.  The Maximum Percentage of EVA
           Cash Incentive which may be deferred by Employee:                    100%

      2.   Maximum Amount Subject to Premium Percentage.  The Maximum
           Amount of EVA Cash Incentive that shall be subject to the Premium
           Percentage:                                                           50%

      3.   Premium Percentage.                                                   30%







                                  APPENDIX II